SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 25, 1997

           CAMBRIDGE + RELATED HOUSING PROPERTIES LIMITED PARTNERSHIP
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


         0-12634                                         13-3161322
         -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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Item 1.     Changes in Control of Registrant

      On November 25, 1997, affiliates of Related Housing Programs Corporation ("RHPC") and Government Assisted Properties Inc. ("GAP"), general partners of Cambridge + Related Housing Properties Limited Partnership (the "Partnership") executed a Purchase Agreement (the "Purchase Agreement") pursuant to which GAP agreed to sell and an affiliate of RHPC agreed to purchase 100% of the stock of GAP (the "Transfer"). The Purchase Agreement also reflected the transfer of 100% of the stock from affiliates of GAP to affiliates of RHPC in four additional partnerships that affiliates of LGP and RCP are general partners as well as the transfer of general partner interest in three partnerships that affiliates of GAP and RHPC are general partners (the "Additional Partnerships"). Pursuant to the Amended and Restated Partnership Agreement (the "Partnership Agreement"), the consent of the Limited Partners of the Partnership was not required to approve the transfer. In addition to the Transfer, affiliates of RHPC acquired GAP's general partner interest in Cambridge/Related Housing Associates Limited Partnership, the Special Limited Partner of the Partnership.

      The terms of the Transfer in the Purchase Agreement allowed for the Partnership to pay GAP the accrued asset management fees from both the Partnership and the Additional Partnerships in the aggregate amount of $922,789. A payment from affiliates of RHPC was made to affiliates of GAP in the aggregate amount of $1,002,788 with respect to both the Partnership and the Additional Partnership.

      Additional terms of the Transfer are further described in the Purchase Agreement which is attached as an exhibit to this Form 8-K.


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits


(a).     Financial Statements

         Not Applicable

(b).     Pro Forma Financial Information

         Not Applicable

(c).     Exhibits
         99.1 Purchase Agreement among Related Capital Company and LB I Group, Inc., DA Holdings, Inc., Advantaged Housing Associates Inc., and Liberty GP, Inc. dated as of October 22, 1997 and executed on November 25, 1997.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Cambridge + Related Housing Properties
                                       Limited Partnership
                                       (Registrant)

                                       By: Related Housing Programs Corporation,
                                           a General Partner

                                       BY: /s/ Stuart J. Boesky
                                           --------------------
                                           Stuart J. Boesky
                                           Vice President
         December 5, 1997


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